UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 28, 2016
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NOVATEL WIRELESS, INC.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	000-31659	86-0824673
(State or other jurisdiction of incorporation)	Commission file number	(I.R.S. Employer identification number)
9645 Scranton Road
San Diego, California 92121
(Address of principal executive offices) (Zip Code)

(858) 812-3400
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.
The information in this report on Form 8-K is furnished under “Item 2.02 Results of Operations and Financial Condition” and Exhibit 99.1, attached hereto, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may be incorporated by reference in a filing under the Exchange Act or the Securities Act of 1933, as amended, only if such subsequent filing specifically references such disclosure in this Form 8-K.
On August 3, 2016, Novatel Wireless, Inc. (the “Company”) issued a press release containing preliminary financial results for the second quarter ended June 30, 2016.
Item 2.05.    Costs Associated with Exit or Disposal Activities.
On July 28, 2016, the Company's Chief Executive Officer and Chief Financial Officer approved a restructuring plan (the “Restructuring”) to facilitate the Company's strategic focus on its most profitable business lines while de-prioritizing the sale of certain hardware-only product lines to non-carrier customers. The Restructuring is intended to reduce the Company's overall operating costs in significantly greater magnitude than any associated revenue impact, thereby positioning the Company for sustained margin improvements and enhanced profitability, and is precipitated by the Company's ongoing desire to transform itself into a subscriber-based business focused on delivering high margin SaaS, software and service solutions for its customers. The Restructuring resulted in the reduction of the headcount of Novatel Wireless by 45 persons, or approximately 24%. The size of Ctrack and FW's workforces were not impacted. Through the reduction of the Novatel Wireless headcount and additional cost saving strategies, the Restructuring is expected to yield approximately $8 million of annual cost savings. Notification of terminations was given on July 28, 2016 and the Company estimates that the Restructuring will be fully implemented by the fourth quarter of 2016.

The Company currently expects to recognize approximately $0.5 million of pre-tax restructuring charges consisting of employee severance payments. The Restructuring is currently estimated to result in cash expenditures of approximately $0.8 million related to employee benefit and severance payments. Charges relating to the Restructuring will be recorded in the Company’s operating results for the third quarter ending September 30, 2016.
Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits.
The following exhibit is furnished with this report:

99.1	Press release, dated August 3, 2016, containing the Company's preliminary financial results for the second quarter ended June 30, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novatel Wireless, Inc.

By:	/s/ Lance Bridges
Lance Bridges
Senior Vice President, General Counsel and Secretary

Date: August 3, 2016